Exhibit 99.1
Five Point Holdings, LLC Reports Third Quarter 2024 Results
Third Quarter 2024 Highlights
•Great Park Venture closed two retail use commercial land sales totaling 12.8 acres for an aggregate purchase price of $25.4 million.
•Great Park Venture distributions and incentive compensation payments to the Company totaled $49.4 million.
•Great Park builder sales of 166 homes during the quarter.
•Valencia builder sales of 89 homes during the quarter.
•Renewed the development management agreement with Great Park Venture through December 31, 2026.
•Consolidated revenues of $17.0 million; consolidated net income of $12.3 million.
•Cash and cash equivalents of $224.5 million as of September 30, 2024.
•Debt to total capitalization ratio of 20.5% and liquidity of $349.5 million as of September 30, 2024.
Irvine, CA, October 17, 2024 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use planned communities in California, today reported its third quarter 2024 results.
Dan Hedigan, Chief Executive Officer, said, “In the third quarter, we generated stronger than expected net income of $12.3 million, which is our sixth consecutive quarter reporting net income, and we ended the quarter with cash and cash equivalents of $224.5 million and total liquidity of $349.5 million. We did not have any residential land sale closings scheduled during the quarter, however, we are continuing to see strong demand from builders for our land, driven largely by the chronic shortage of developable land in our markets. Importantly, we secured a two-year extension of the development management agreement with our Great Park Venture partners. This extension reflects the strength of our relationship with our partners and is a model that we believe can be expanded beyond our existing communities. We expect to close land sales in the fourth quarter in both of our active communities and to end the year either in line with or stronger than our prior guidance of consolidated annual net income of over $100 million and cash and cash equivalents in excess of $300 million. As always, we are focused on liquidity and protecting our balance sheet. This focus puts us in a position of strength, which will enable future growth. I am very optimistic about the future of Five Point, both for the remainder of this year and beyond.”
Consolidated Results
Liquidity and Capital Resources
As of September 30, 2024, total liquidity of $349.5 million was comprised of cash and cash equivalents totaling $224.5 million and borrowing availability of $125.0 million under our unsecured revolving credit facility. Total capital was $2.0 billion, reflecting $2.9 billion in assets and $0.9 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended September 30, 2024
Revenues. Revenues of $17.0 million for the three months ended September 30, 2024 were primarily generated from management services.
Equity in earnings from unconsolidated entities. Equity in earnings from unconsolidated entities was $12.0 million for the three months ended September 30, 2024. The Great Park Venture generated net income of $33.4 million during the three months ended September 30, 2024, and our share of the net income from our 37.5% percentage interest, adjusted for basis differences, was $12.1 million. Additionally, we recognized $0.2 million in earnings from our 10% interest in the Valencia Landbank Venture, offset by $0.3 million in loss from our 75% interest in the Gateway Commercial Venture.
During the three months ended September 30, 2024, the Great Park Venture closed two commercial land sales planned for retail uses totaling 12.8 acres for an aggregate purchase price of $25.4 million. The Great Park Venture made aggregate distributions of $3.3 million to holders of Legacy Interests and $103.8 million to holders of Percentage Interests during the three months ended September 30, 2024. We received $38.9 million for our 37.5% Percentage Interest.
Selling, general, and administrative. Selling, general, and administrative expenses were $11.9 million for the three months ended September 30, 2024.
Net income. Consolidated net income for the quarter was $12.3 million. Net income attributable to noncontrolling interests totaled $7.6 million, resulting in net income attributable to the Company of $4.8 million. Net income attributable to noncontrolling interests represents the portion of income allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for either, at our election, our Class A common shares on a one-for-one basis or cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase thereby reducing the amount of income allocated to noncontrolling interests in subsequent periods.
Conference Call Information
In conjunction with this release, Five Point will host a conference call on Thursday, October 17, 2024 at 5:00 p.m. Eastern Time. Dan Hedigan, Chief Executive Officer, and Kim Tobler, Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international). A telephonic replay will be available starting approximately three hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 13749390. The telephonic replay will be available until 11:59 p.m. Eastern Time on October 26, 2024.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include up to approximately 40,000 residential homes and up to approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. Forward-looking statements include, among others, statements that refer to: our expectations of our future home sales and/or builder sales; the impact of inflation and interest rates; our future revenues, costs and financial performance, including with respect to cash generation and profitability; and future demographics and market conditions, including housing supply levels, in the areas where our communities are located. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.
Investor Relations:
Kim Tobler, 949-425-5211
Kim.Tobler@fivepoint.com
or
Media:
Eric Morgan, 949-349-1088
Eric.Morgan@fivepoint.com
Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
REVENUES:
Land sales	$372	$60,694	$1,214	$60,685
Land sales—related party	—	—	—	595
Management services—related party	16,030	4,502	75,035	29,512
Operating properties	611	727	1,891	2,181
Total revenues	17,013	65,923	78,140	92,973
COSTS AND EXPENSES:
Land sales	—	38,967	—	38,967
Management services	4,256	2,371	19,467	14,419
Operating properties	1,231	1,351	4,099	4,321
Selling, general, and administrative	11,911	11,938	37,013	38,400
Total costs and expenses	17,398	54,627	60,579	96,107
OTHER INCOME (EXPENSE):
Interest income	2,595	2,413	8,575	4,542
Miscellaneous	24	1,074	(5,857)	1,033
Total other income	2,619	3,487	2,718	5,575
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	11,987	(622)	45,071	52,554
INCOME BEFORE INCOME TAX PROVISION	14,221	14,161	65,350	54,995
INCOME TAX PROVISION	(1,886)	(3)	(8,705)	(16)
NET INCOME	12,335	14,158	56,645	54,979
LESS NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	7,579	7,555	34,841	29,341
NET INCOME ATTRIBUTABLE TO THE COMPANY	$4,756	$6,603	$21,804	$25,638

NET INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$0.07	$0.10	$0.31	$0.37
Diluted	$0.07	$0.09	$0.31	$0.37
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	69,279,028	68,865,783	69,192,620	68,794,915
Diluted	146,565,417	145,312,266	146,394,307	145,064,113
NET INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$0.00	$0.00	$0.00	$0.00
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,233,544	79,233,544	79,233,544	79,233,544

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	September 30, 2024	December 31, 2023
ASSETS
INVENTORIES	$2,340,031	$2,213,479
INVESTMENT IN UNCONSOLIDATED ENTITIES	210,763	252,816
PROPERTIES AND EQUIPMENT, NET	29,466	29,145
INTANGIBLE ASSET, NET—RELATED PARTY	11,535	25,270
CASH AND CASH EQUIVALENTS	224,521	353,801
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	992	992
RELATED PARTY ASSETS	121,829	83,970
OTHER ASSETS	10,327	9,815
TOTAL	$2,949,464	$2,969,288

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$524,909	$622,186
Accounts payable and other liabilities	100,135	81,649
Related party liabilities	72,618	78,074
Deferred income tax liability, net	14,382	7,067
Payable pursuant to tax receivable agreement	173,351	173,208
Total liabilities	885,395	962,184

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: September 30, 2024—69,358,504 shares; December 31, 2023—69,199,938 shares
Class B common shares; No par value; Issued and outstanding: September 30, 2024—79,233,544 shares; December 31, 2023—79,233,544 shares
Contributed capital	594,204	591,606
Retained earnings	110,584	88,780
Accumulated other comprehensive loss	(2,313)	(2,332)
Total members’ capital	702,475	678,054
Noncontrolling interests	1,336,594	1,304,050
Total capital	2,039,069	1,982,104
TOTAL	$2,949,464	$2,969,288

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

September 30, 2024
Cash and cash equivalents	$224,521
Borrowing capacity(1)	125,000
Total liquidity	$349,521
(1) As of September 30, 2024, no borrowings or letters of credit were outstanding on the Company’s $125.0 million revolving credit facility.

Debt to Total Capitalization and Net Debt to Total Capitalization

September 30, 2024
Debt(1)	$524,994
Total capital	2,039,069
Total capitalization	$2,564,063
Debt to total capitalization	20.5%

Debt(1)	$524,994
Less: Cash and cash equivalents	224,521
Net debt	300,473
Total capital	2,039,069
Total net capitalization	$2,339,542
Net debt to total capitalization(2)	12.8%
(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company’s GAAP results.

Segment Results
The following tables reconcile the results of operations of our segments to our consolidated results for the three and nine months ended September 30, 2024 (in thousands):

	Three Months Ended September 30, 2024
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$372	$—	$58,291	$—	$58,663	$—	$58,663	$(58,291)	$372
Land sales—related party	—	—	3,221	—	3,221	—	3,221	(3,221)	—
Management services—related party(2)	—	—	15,915	115	16,030	—	16,030	—	16,030
Operating properties	440	171	—	2,229	2,840	—	2,840	(2,229)	611
Total revenues	812	171	77,427	2,344	80,754	—	80,754	(63,741)	17,013
COSTS AND EXPENSES:
Land sales	—	—	8,088	—	8,088	—	8,088	(8,088)	—
Management services(2)	—	—	4,256	—	4,256	—	4,256	—	4,256
Operating properties	1,231	—	—	965	2,196	—	2,196	(965)	1,231
Selling, general, and administrative	2,407	1,232	3,144	1,059	7,842	8,272	16,114	(4,203)	11,911
Management fees—related party	—	—	18,790	—	18,790	—	18,790	(18,790)	—
Total costs and expenses	3,638	1,232	34,278	2,024	41,172	8,272	49,444	(32,046)	17,398
OTHER INCOME (EXPENSE):
Interest income	—	19	1,912	73	2,004	2,576	4,580	(1,985)	2,595
Interest expense	—	—	—	(694)	(694)	—	(694)	694	—
Miscellaneous	24	—	—	—	24	—	24	—	24
Total other income (expense)	24	19	1,912	(621)	1,334	2,576	3,910	(1,291)	2,619
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	211	—	—	—	211	—	211	11,776	11,987
SEGMENT (LOSS) PROFIT/INCOME BEFORE INCOME TAX PROVISION	(2,591)	(1,042)	45,061	(301)	41,127	(5,696)	35,431	(21,210)	14,221
INCOME TAX PROVISION	—	—	—	—	—	(1,886)	(1,886)	—	(1,886)
SEGMENT (LOSS) PROFIT/NET INCOME	$(2,591)	$(1,042)	$45,061	$(301)	$41,127	$(7,582)	$33,545	$(21,210)	$12,335
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investment in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

	Nine Months Ended September 30, 2024
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$1,214	$—	$273,747	$—	$274,961	$—	$274,961	$(273,747)	$1,214
Land sales—related party	—	—	19,846	—	19,846	—	19,846	(19,846)	—
Management services—related party(2)	—	—	74,679	356	75,035	—	75,035	—	75,035
Operating properties	1,384	507	—	7,002	8,893	—	8,893	(7,002)	1,891
Total revenues	2,598	507	368,272	7,358	378,735	—	378,735	(300,595)	78,140
COSTS AND EXPENSES:
Land sales	—	—	67,062	—	67,062	—	67,062	(67,062)	—
Management services(2)	—	—	19,467	—	19,467	—	19,467	—	19,467
Operating properties	4,099	—	—	2,805	6,904	—	6,904	(2,805)	4,099
Selling, general, and administrative	8,116	3,661	8,708	3,107	23,592	25,236	48,828	(11,815)	37,013
Management fees—related party	—	—	91,422	—	91,422	—	91,422	(91,422)	—
Total costs and expenses	12,215	3,661	186,659	5,912	208,447	25,236	233,683	(173,104)	60,579
OTHER INCOME (EXPENSE):
Interest income	—	51	5,062	166	5,279	8,524	13,803	(5,228)	8,575
Interest expense	—	—	—	(2,078)	(2,078)	—	(2,078)	2,078	—
Miscellaneous	71	—	—	—	71	(5,928)	(5,857)	—	(5,857)
Total other income (expense)	71	51	5,062	(1,912)	3,272	2,596	5,868	(3,150)	2,718
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	470	—	—	—	470	—	470	44,601	45,071
SEGMENT (LOSS) PROFIT/INCOME BEFORE INCOME TAX PROVISION	(9,076)	(3,103)	186,675	(466)	174,030	(22,640)	151,390	(86,040)	65,350
INCOME TAX PROVISION	—	—	—	—	—	(8,705)	(8,705)	—	(8,705)
SEGMENT (LOSS) PROFIT/NET INCOME	$(9,076)	$(3,103)	$186,675	$(466)	$174,030	$(31,345)	$142,685	$(86,040)	$56,645
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investments in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

The table below reconciles the Great Park segment results to the equity in earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2024 (in thousands):

	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2024
Segment profit from operations	$45,061	$186,675
Less net income of management company attributed to the Great Park segment	11,659	55,212
Net income of the Great Park Venture	33,402	131,463
The Company’s share of net income of the Great Park Venture	12,526	49,299
Basis difference amortization, net	(438)	(4,081)
Equity in earnings from the Great Park Venture	$12,088	$45,218

The table below reconciles the Commercial segment results to the equity in loss from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2024 (in thousands):

	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2024
Segment loss from operations	$(301)	$(466)
Less net income of management company attributed to the Commercial segment	115	356
Net loss of the Gateway Commercial Venture	(416)	(822)
Equity in loss from the Gateway Commercial Venture	$(312)	$(617)